UNITED STATES SECURITIES

AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO

SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. )

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Your Vote Counts!
RH

ATTN: CORPORATE SECRETARY 15 KOCH ROAD, LEGAL DEPARTMENT CORTE MADERA, CA 94925	2021 Annual Meeting Vote by July 14, 2021 11:59 PM ET

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You invested in RH and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on July 15, 2021.

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 1, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote in Person at the Meeting* July 15, 2021 10:30 AM (Pacific Time)
15 Koch Road Corte Madera, CA 94925

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items	Recommends
1. Election of Directors	For
Nominees:
01) Gary Friedman
02) Carlos Alberini
03) Keith Belling
2. Advisory vote to approve named executive officer compensation.	For
3. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2021 fiscal year.	For
NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

If we determine it is not possible or advisable to hold the 2021 Annual Meeting in person due to health or other considerations related to COVID-19 or other reasons, the 2021 Annual Meeting may be held by means of remote communication (i.e., a virtual-only meeting). If this is determined, we will announce the decision in advance, and will provide details on how to participate at ir.rh.com. As always, we encourage you to vote your shares prior to the Annual Meeting regardless of whether you intend to attend in person.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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